Exhibit 99.1

NextPlay Technologies Reports Fiscal Q1 2023 Results

SUNRISE, FL – July 15, 2022 – NextPlay Technologies, Inc. (NASDAQ: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers reported results for the first quarter of fiscal 2023 ended May 31, 2022.

On June 28, 2022, NextPlay announced it entered into definitive agreements to sell its travel business, NextTrip Group, LLC (NextTrip), and its 51% ownership of Reinhart Digital TV (the owner of Zappware) to TGS Esports Inc. (TSX-V: TGS, OTC: TGSEF), an esports tournament solutions provider. Closing of the transaction remains subject to various conditions, including (without limitation) regulatory approvals and approval of certain related matters by TGS’ of shareholders, and is expected to occur in the second half of this calendar year. The sale, if and when consummated, is expected to unlock shareholder value, improve cash flow and allow the company to focus resources on core businesses.

As a result, as of May 31, 2022, the NextTrip and Reinhart Digital TV businesses are no longer consolidated with, or presented as divisions of, NextPlay Technologies, and instead have been reclassified as assets held for sale by the company. Beginning with the company’s first quarter of fiscal 2023, the company will report the financial results of its two continuing business segments: NextFinTech, comprised of Longroot and NextBank; and NextMedia, comprised of HotPlay, representing the company’s in-game advertising (IGA) technology.

Fiscal Q1 2023 Financial Highlights

●	Revenue totaled $467,000 vs. none in the corresponding year-ago quarter.

●	Consolidated gross profit totaled $364,000 or 77.9% of total revenue.

●	Assets totaled $106.5 million at May 31, 2022.

Fiscal Q1 2023 Operational Highlights

●	Acquired the assets, including patents and video game development technology, of Fighter Base Publishing and its Make It Games™ brand. The acquisition strengthened NextPlay’s IP portfolio and digital business ecosystem offerings to digital advertisers, consumers and video gamers. The proprietary Make It Games AI animation tools enable game or film characters to be more lifelike in appearance and behavior, saving producers time and money over traditional animation.

●	Acquired certain assets of goGame, including its new-gen game publishing platform that features tournament, chat and payment systems that support 37 casual games ranging from arcade to strategy. NextPlay is currently working to complete the integration of its HotPlay IGA technology into the 37 games, which is expected to be completed by year end. In connection with the acquisition, goGame also granted the company a perpetual license for goPay its payment gateway, a payment aggregator that offers game developers multiple ways to more easily collect and process user payments through carrier billing, over the counter, e-voucher, bank transfer and e-wallet transfers.

●	Acquired the assets of Token IQ, Inc., an early innovator in digital asset management and smart compliant token technology. Token IQ’s foundational IP employs a distributed ledger, like Ethereum or Stellar, to reconcile legal and regulatory requirements around digital assets, including Know Your Customer (KYC) challenges, anti-money laundering (AML) and shareholder rights enforcement. NextPlay plans to initially deploy the Token IQ technology through its NextBank International and Longroot Thailand subsidiaries. The technology is also available to license partners.

●	Signed preliminary agreement with Decentralised Investment Group (DIG), a leading global blockchain technology company, to develop and operate an exclusive fiat payment platform for DIG’s customers. Upon execution of a definitive agreement, NextBank International would provide DIG customers with access to its Fintech platform, which would enable these customers to purchase and monetize DIG assets. This would initially involve using in-game assets from Realms of Ethernity (RoE), the world’s first MMORPG (massively multiplayer online role-playing games) NFT game. NextPlay and DIG are currently in the process of negotiating definitive agreements to formalize the relationship, which they hope to finalize in the near term, subject to completion of due diligence and satisfaction of market, regulatory and other customary closing conditions.

●	Entered memorandum of understanding with TruCash Group of Companies Inc. to support the launch of NextBank Payments, which, once implemented, is expected to include mobile wallets and mobile payments, as well as credit, debit and prepaid cards. The relationship with TruCash also presents the opportunity to offer NextBank's international banking services to TruCash's millions of account holders worldwide. NextBank and TruCash are in the process of negotiating definitive agreements to formalize the relationship, which they hope to finalize in the near term.

Management Commentary

“In fiscal Q1, our topline growth and high gross margin versus the same year-ago quarter was primarily due to Fintech acquisitions we completed last year,” commented NextPlay’s co-CEO and principal executive officer, Nithinan ‘Jess’ Boonyawattanapisut. “The results were lower sequentially mostly due the reclassification of Reinhart Digital TV and NextTrip as assets held for sale in anticipation of their proposed sale to TGS Esports.

“We believe the strategic sale of these assets to a buyer who is positioned to more quickly leverage them for growth and market share will accelerate the unlocking of shareholder value, particularly through the potential distribution of TGS shares to our investors through a special dividend.

“Further, the valuable acquisitions we have made in the video game and Fintech areas, and especially the advancements we have made since their acquisition, calls for us to intensify our focus and capital resources on what we see as a unique opportunity for high-margin revenue growth in their fast-growing markets.

“These advancements include the long-anticipated release of HotPlay 2.0 during calendar 2022, which will offer new powerful advertising and real-world rewards delivery technology to our partners and business customers. HotPlay 2.0 is intended to strengthen its integration capabilities and deep-linking support for games via a generational update of its Unity SDK for iOS, Android, Android TV, and HTML5.

“HotPlay 2.0 also features new online management portals for advertisers and publishers, and new apps for consumers and players, including a HotPlay Reward Redemption native mobile app for iOS and Android. HotPlay 2.0 is being rolled out initially to select partners in preparation for the global launch through our connected ecosystem.

“The integration of HotPlay with our newly acquired Make It Games AI animation platform, once completed, will introduce unique, highly disruptive capabilities for the development and monetization of video games, as well as virtual reality, metaverse and other immersive experiences. We expect that, for these applications, it will greatly lower the production cost and time for the game developers in our digital ecosystem, including our own development teams.

“To showcase our HotPlay IGA technology and generate near-term revenue, our in-house game development studio is preparing to launch 15 casual games, including Evergreen Forest, Rolly Loops, Skyline Stack, Hook’n Hop, and Booster Maths. These games will have cross-platform capability, and we plan to release them initially through the Apple iOS and Android app stores before the end of the year.

“We continued to advance our relationship with Triplecom Media PVT Ltd., whose iTAP platform is a fast-growing over-the-top (OTT) entertainment platform based in India. Upon execution of a definitive agreement formalizing the relationship, we plan to integrate iTAP’s entertainment and esports content into HotPlay’s in-game advertising platform, thereby creating a unique opportunity for us to enter India’s fast-growing entertainment segment of hyper-casual games.

“Our recent acquisition of the goGame hyper-casual game portfolio combined with our HotPlay in-game advertising solution offers synergistic value to entertainment platforms like iTAP. We believe that it can provide tremendous new revenue opportunities, especially given iTAP’s rapidly growing user base in one of the most populous countries in the world, second only to China at approximately 1.4 billion people. We are planning for a commercial launch with iTAP by the end of the year, subject to execution of definitive agreements relating thereto.

“Our NextFinTech division, which comprises insurance, reinsurance, online banking, and crypto portal operations, has also been making strong progress. It is bringing forth a diversified set of Fintech solutions to the market that we anticipate will offer asset banking, asset management, mobile payment, and a range of retail banking services for customers around the world. As a result, it has been our most active division in terms of new business development and revenue generation.

“A new online banking platform with a more robust core banking system is scheduled to launch this summer. We expect the new platform to drive significant acceleration in the number of new customers, amount of deposits, and related revenue generation, with this resulting in NextBank turning cash flow positive this year.

“Due to the extensive investments we’ve made in our core business over the past year, we believe we are well-positioned for growth across our digital ecosystem of gaming, Adtech and Fintech. We now offer highly differentiated digital solutions across several global high-growth markets. We see our growth in fiscal 2023 being driven by new HotPlay and NextBank deployments and product adoption, with the goal of achieving positive cash flow and profitability.”

Fiscal Q1 2023 Financial Summary

Revenue for the first quarter of fiscal 2023 totaled $467,000, compared to no revenue in the same year-ago quarter. The increase was driven by loan portfolio organic growth and increase in financial services of NextBank. NextMedia, the company’s digital interactive media division, had no revenue.

Operating expenses totaled $4.9 million, compared to $0.5 million in the same year-ago period. The increase was primarily due to legal, consulting, and professional fees related to certain pre-operating activities and employee expenses in the period.

Net loss attributable to the company was $5.7 million or $(0.05) per basic and diluted share, as compared to a net loss of $0.4 million or $(0.01) per basic and diluted share in the same year-ago period. The year-ago results only represent HotPlay’s financials.

Cash and cash equivalents as of May 31, 2022 totaled $2.4 million, compared to $4.3 million on February 28, 2022. The decrease in cash on hand was mainly from the cash out flow to operating activities and certain cash classified as asset held for sale.

The company’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2022, as well as other reports the company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K, can be accessed at sec.gov and on NextPlay’s website in the IR section.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking and banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s products and services utilize innovative AdTech, Artificial Intelligence and Fintech technologies to leverage the strengths and market channels of its digital ecosystem. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, TGS’ ability to obtain shareholder approval of the NextTrip and Reinhart/Zappware sale and related matters; the need for regulatory approval of the sale and related items; the parties’ ability to satisfy the closing conditions for such sale; our ability to convert and distribute TGS common shares to our shareholders in the future in a tax-efficient and cost-effective manner; our ability to negotiate and enter into definitive agreements with those parties that we have entered into preliminary non-binding agreements with; our ability to effectively and efficiently integrate our recently acquired assets into our business; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The terms, structure and timing of the proposed sale of NextTrip and the NextPlay’s 51% ownership of Reinhart Digital TV to TGS Esports are outlined in the definitive agreements entered into on June 28, 2022, and remain subject to a number of items including (without limitation) TGS shareholder approval of certain related matters, as well as regulatory approvals and other customary closing conditions. Further details regarding the sale can be found in NextPlay’s current report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2022, available at sec.gov and in the Investors section of the company’s website.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

Richard Marshall

Director of Corporate Development

NextPlay Technologies, Inc.

Tel (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com

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